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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2007

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                              ARGONAUT GROUP, INC.

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             (Exact name of registrant as specified in its charter)

                                     0-14950
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                            (Commission File Number)

               Delaware                               95-4057601
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     (State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)              Identification No.)

                         10101 Reunion Place, Suite 500
                              San Antonio, TX 78216
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             (Address of principal executive offices, with zip code)

                                 (210) 321-8400
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              (Registrant's telephone number, including area code)


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                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [X] Written communications pursuant to Rule 425 under the Securities Act

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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Item 2.02. Results of Operations and Financial Condition.

On May 7, 2007, Argonaut Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

   99.1  Press Release issued by Argonaut Group, Inc. dated May 7, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: May 7, 2007

                                      ARGONAUT GROUP, INC.

                                      By:   /s/  Mark W. Haushill
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                                                      Mark W. Haushill
                                              Corporate Senior Vice President,
                                           Treasurer and Chief Financial Officer